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INVESTMENT ADVISER AND MANAGER
Cardinal Management Corp.
155 East Broad Street
Columbus, Ohio 43215

DISTRIBUTOR
The Ohio Company
155 East Broad Street
Columbus, Ohio 43215

TRANSFER AGENT AND DIVIDEND PAYING AGENT
Cardinal Management Corp.
215 East Capital Street
Columbus, Ohio 43215

CUSTODIAN
The Fifth Third Bank
38 Fountain Square Plaza
Cincinnati, Ohio 45263

LEGAL COUNSEL
Baker & Hostetler
65 East State Street
Columbus, Ohio 43215

INDEPENDENT AUDITORS
KPMG Peat Marwick LLP
Two Nationwide Plaza
Columbus, Ohio 43215

                            ------------------------

This report has been prepared for the information of shareholders of Cardinal Tax Exempt Money Trust and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective Prospectus.

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                                    CARDINAL
                                   TAX EXEMPT
                                     MONEY
                                     TRUST
                           -------------------------
                                 ANNUAL REPORT
                           -------------------------

                               SEPTEMBER 30, 1995

                                   (LOGO)*()

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

DEAR CARDINAL SHAREHOLDER:

--------------------------------------------------------------------------------

Thank you for your confidence and investment in the Cardinal Family of Funds. We appreciate your support and extend a special welcome to all new shareholders. We are pleased to provide you with our Annual Report for the fiscal year ended September 30, 1995.

Over the past decade, the mutual fund industry has experienced an unprecedented level of growth. Between 1984 and 1995, the number of mutual fund shareholders has increased from approximately 20 million to over 75 million. At The Ohio Company, we believe that this phenomenal growth rate is attributable to the special benefits that mutual funds provide, in particular professional management. A team of professional managers gives every investor access to full-time experts who evaluate economic trends, monitor the markets and select individual securities.

What distinguishes our professional portfolio management team? Talent and experience. The investment professionals responsible for managing the Cardinal Family of Funds possess, on average, more than seventeen years of investment experience. Collectively, our team of portfolio managers have guided assets through bull markets, bear markets and uncertain markets. While each has a specialized role, our team works together toward one primary goal: To attain superior investment results according to each fund's investment objective.

We remain committed to providing you with outstanding investment performance and top quality shareholder services. We look forward to meeting your investment needs in the years to come and welcome your comments and suggestions.

Sincerely,

H. Keith Allen                    Frank W. Siegel, CFA
Chairman                          President

--------------------------------------------------------------------------------

On behalf of the Trustees and Officers of your Trust, we are pleased to present our September 30, 1995 Annual Report which includes audited financial statements as well as the portfolio of investments.

During the third quarter of this year, a bond market rally began when the Federal Reserve lowered the federal funds target rate one quarter of a point at their July meeting. However, economic data released shortly thereafter indicated that the economy was doing better than expected and was unlikely to slide into any type of recession.

The strength of the economy has continued to surprise everyone on the upside. Data on industrial production, new and existing home sales, gross domestic product, etc., has been very strong and, quite possibly, this performance may be stronger on the surface than underneath. But we believe the Fed is now focused on the threat of inflation and will not be inclined to lower rates again until they are convinced we have a much slower economy than is currently indicated.

Those looking for Fed easing also believe that enactment of deficit reduction by the Congress will favorably impress the Fed governors. The proposed budget plan, however, defers 70% of the approximately $900 billion in spending cuts until after the turn of the century. We're reminded of the Gramm-Rudman deals of the 1980s which failed completely to deliver promises in the future. We find it difficult to believe the Fed would lower current interest rates as a vote of confidence for what may or may not happen in the future.

For the year ending September 30, the yield on your Trust was 3.02%, up very nicely from 1.78% the previous year. The portfolio is currently structured with a relatively short average maturity because the yield curve is very flat, and it does not really pay to extend maturities.

We continue to pursue an objective of maximizing current income exempt from federal income tax while preserving capital and maintaining liquidity.

Thank you for your continued support and interest. We look forward to serving you in the future.

           H. Keith Allen
           Chairman

As portfolio manager for Cardinal Tax Exempt Money Trust, Hannibal L. Godwin is primarily responsible for the day-to-day management of the Trust's portfolio. Mr. Godwin has 28 years of investment management experience and has been the portfolio manager for Cardinal Tax Exempt Money Trust since its inception in 1983.
                                      Frank W. Siegel Hannibal L. Godwin
                                      President       Vice President

CARDINAL TAX EXEMPT MONEY TRUST
--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------
SEPTEMBER 30, 1995

                                                                                  2A-7*       FINAL     PRINCIPAL    VALUE
                                  SECURITIES                                    MATURITY    MATURITY     AMOUNT     (NOTE 1)
------------------------------------------------------------------------------  ---------   ---------   ---------   --------
MUNICIPAL SECURITIES 98.95%
Ashtabula County, Ohio, Brighton Manor Project, VRN, currently 4.60%..........   10/04/95    12/01/16    $ 2,200    $ 2,200
Connecticut Development (Light & Power Co.), VRN, currently 4.40%.............   10/04/95     9/01/28      3,400      3,400
Cornell Township, Michigan, Economic Development, IRB, currently 3.80%........   10/02/95     3/01/15      3,100      3,100
Erie County, Ohio, Brighton Manor Project, VRN, currently 4.60%...............   10/04/95    11/01/16        600        600
Florida Housing Agency, VRN, currently 4.35%..................................   10/04/95    12/01/11      3,400      3,400
Grand Prairie, Texas Housing Finance Authority, VRN, currently 4.35%..........   10/04/95     6/01/10      1,800      1,800
Greater East Texas Higher Education, VRN, currently 4.30%.....................   10/05/95     9/01/02      2,300      2,300
Hillsborough County, Florida, VRN, currently 4.50%............................   10/02/95     9/01/25      3,300      3,300
Hockley County, Texas, PCRB, currently 3.65%..................................    3/01/96     3/01/14      1,750      1,750
Jackson County, Mississippi, PCRB, currently 4.40%............................   10/02/95    12/01/16      1,800      1,800
Jackson County, Mississippi, PCRB, currently 4.40%............................   10/02/95     6/01/23        300        300
Lincoln County, Wyoming, PCRB, currently 4.60%................................   10/02/95    11/01/14      3,000      3,000
Lisle, Illinois, VRN, currently 4.30%.........................................   10/05/95    12/15/25      2,500      2,500
Louisiana Public Facilities Authority (Kenner Hotels), IRB, currently 4.60%...   10/02/95    12/01/15      2,000      2,000
Louisiana Public Facilities Authority, VRN, currently 4.35%...................   10/04/95    10/01/22      1,000      1,000
Marion County, West Virginia Waste Disposal, RB, currently 4.55%..............   10/04/95    10/01/17      1,000      1,000
Marion County, West Virginia Waste Disposal, RB, currently 4.50%..............   10/04/95    10/01/17      2,200      2,200
Marion County, West Virginia Waste Disposal, RB, currently 4.50%..............   10/04/95    10/01/17      1,000      1,000
Muldrow, Oklahoma Public Wks. Authority, IRB, currently 4.45%.................   10/03/95     2/01/15      3,000      3,000
New York City Municipal Water Finance Agency, VRN, currently 4.60%............   10/02/95     6/15/23      2,000      2,000
New York State Energy Research & Development Authority, VRN, currently
  4.10%.......................................................................   10/04/95     6/01/27      3,000      3,000
Ohio, Higher Education, RB, currently 4.40%...................................   10/05/95    12/01/06      1,280      1,280
Platte County, Wyoming, VRN, currently 4.60%..................................   10/02/95     7/01/14      1,800      1,800
Port of Anacortes, Washington, IRB, currently 3.50%...........................   10/05/95     6/15/19      3,000      3,000
Private College & University, Georgia, RB, currently 3.60%....................   10/16/95    10/01/15      3,000      3,000
Saint Charles, Louisiana, PCRB, currently 4.20%...............................   10/04/95     6/01/05      3,200      3,200
Sandusky County, Ohio, Brighton Manor Project, IRB, currently 4.60%...........   10/04/95    12/01/16        500        500
Springfield, Illinois, Second and Adams Project, RB, currently 4.45%..........   10/03/95    12/01/15      1,170      1,170
Washington State Fin. Commiss. Rev., RB, currently 4.55%......................   10/03/95     1/01/10      4,000      4,000
West Feliciana, Louisiana, VRN, currently 4.50%...............................   10/02/95    12/01/15      1,500      1,500
                                                                                                        ---------   --------
  TOTAL INVESTMENTS AT AMORTIZED COST 98.95%..................................                           $64,100    $64,100
                                                                                                        ========    =========

VRN -- Variable Rate Notes
IRB -- Variable Rate Industrial Revenue Bonds
RB -- Variable Rate Revenue Bonds
PCRB -- Variable Rate Pollution Control Revenue Bonds
* Rule 2a-7, of the Investment Company Act of 1940, defines maturity as the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

Cost also represents cost for Federal income tax purposes.

See accompanying notes to financial statements.

CARDINAL TAX EXEMPT MONEY TRUST
--------------------------------------------------------------------------------
STATEMENT OF ASSETS & LIABILITIES (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)
--------------------------------------------------------------------------------

SEPTEMBER 30, 1995

ASSETS
Investments in securities at amortized cost......................................      $64,100
Cash.............................................................................          974
Interest receivable..............................................................          228
Receivable for Trust shares sold.................................................            2
Other assets.....................................................................           55
                                                                                 -----------------
          Total assets...........................................................       65,359
                                                                                 -----------------
LIABILITIES
Payable for Trust shares redeemed................................................          510
Payable for shareholder distributions............................................            9
Accrued investment management, accounting and transfer agent fees (note 2).......           35
Other accrued expenses...........................................................           25
                                                                                 -----------------
          Total liabilities......................................................          579
                                                                                 -----------------
COMMITMENTS AND CONTINGENCIES (NOTE 3)
NET ASSETS -- applicable to 64,779,828 outstanding $.10 par value shares of
  beneficial interest (unlimited number of shares authorized)....................      $64,780
                                                                                 =================
NET ASSET VALUE PER SHARE........................................................      $  1.00
                                                                                 =================

See accompanying notes to financial statements.

CARDINAL TAX EXEMPT MONEY TRUST
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (AMOUNTS IN THOUSANDS)
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YEAR ENDED SEPTEMBER 30, 1995

INVESTMENT INCOME:
Interest.................................................................               $2,608
                                                                                        ------
EXPENSES:
Investment management fees (note 2)......................................                  344
Transfer agent fees and expenses (note 2)................................                   63
Accounting fees (note 2).................................................                   17
                                                                                        ------
          Total affiliated expenses......................................                  424
                                                                                        ------
Custodian fees...........................................................                   17
Professional fees........................................................                   41
Reports to shareholders..................................................                   30
Trustees' fees...........................................................                   17
Registration fees........................................................                    8
Other expenses...........................................................                   28
                                                                                        ------
          Total non-affiliated expenses..................................                  141
                                                                                        ------
          Total expenses.................................................                  565
                                                                                        ------
          Net increase in net assets from operations.....................               $2,043
                                                                                        ======

See accompanying notes to financial statements.

CARDINAL TAX EXEMPT MONEY TRUST
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------

YEARS ENDED SEPTEMBER 30, 1995 AND 1994

                                                                      1995         1994
                                                                    --------     --------
FROM OPERATIONS:
Net increase in net assets from operations......................    $  2,043     $  1,601
                                                                    --------     --------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders.............................      (2,043)      (1,601)
                                                                    --------     --------
FROM CAPITAL SHARE TRANSACTIONS (NOTE 4):
Proceeds from sale of shares....................................     154,643      164,948
Reinvestment of distributions to shareholders...................       1,917        1,510
Cost of shares redeemed.........................................    (172,311)    (177,086)
                                                                    --------     --------
  Decrease in net assets derived from capital share
     transactions...............................................     (15,751)     (10,628)
                                                                    --------     --------
  Net decrease in net assets....................................     (15,751)     (10,628)
NET ASSETS -- beginning of period...............................      80,531       91,159
                                                                    --------     --------
NET ASSETS -- end of period.....................................    $ 64,780     $ 80,531
                                                                    =========    =========

See accompanying notes to financial statements.

CARDINAL TAX EXEMPT MONEY TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
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SEPTEMBER 30, 1995

(1) -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Cardinal Tax Exempt Money Trust (the Trust) is a diversified, open-end investment company created under the laws of Ohio by a Declaration of Trust dated January 13, 1983 and is registered under the Investment Company Act of 1940. The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

Security Valuation--Securities are valued at amortized cost which approximates fair value (premiums and discounts are amortized on a straight-line basis). The use of this method requires the Trust to maintain a dollar-weighted average portfolio maturity of 90 days or less and purchase only securities having a remaining maturity of thirteen months or less.

Variable Rate Demand Municipal Securities--Variable and adjustable rate demand municipal securities are tax-exempt obligations that provide for a periodic adjustment in the interest rate paid on the securities and permit the holder to demand payment of the unpaid principal balance, plus accrued interest, at redemption dates provided by contract upon a specified number of days notice either from the issuer or by drawing on a bank letter of credit or comparable guarantee issued with respect to such security. The interest rates shown for variable rate securities are the rates in effect on September 30, 1995.

Security Transactions and Investment Income--Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis.

Federal Income Taxes--No provision has been made for Federal taxes on the Trust's income, since it is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income and capital gains within the required time to relieve it from all, or substantially all, Federal income taxes.

Dividends to Shareholders--Dividends are declared and accrued daily and (for those shareholders not electing cash distribution of dividends) automatically reinvested monthly in additional shares from the sum of net investment income and net realized short-term gains.

(2) -- TRANSACTIONS WITH AFFILIATES

As investment manager for the Trust, Cardinal Management Corp. (CMC), an affiliated company, is allowed an annual fee of 0.5% of the average daily net assets of the Trust. CMC has agreed that if the aggregate expenses of the Trust, as defined, for any fiscal year exceed the expense limitation of any state having jurisdiction over the Trust, CMC will refund to the Trust, or otherwise bear, such excess. This limitation did not affect the calculation of the management fee during the year ended September 30, 1995.

CMC also serves as the Trust's transfer agent and fund accountant. Transfer agent service fees are based on a monthly charge per shareholder account plus out-of-pocket expenses. Accounting service fees are based on the monthly average net assets of the Trust. For the year ended September 30, 1995 the Trust paid or accrued $62,542 and $17,235 for transfer agent and fund accounting services, respectively.
                                                                     (continued)

CARDINAL TAX EXEMPT MONEY TRUST
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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

SEPTEMBER 30, 1995

The Ohio Company, sole shareholder of CMC, serves as the Trust's distributor and, in connection therewith receives purchase orders and redemption requests relating to Trust shares. During the year ended September 30, 1995 the Trust incurred no expenses relating to the distribution of its shares.

(3) -- COMMITMENTS AND CONTINGENCIES

The Trust has an available $5,000,000 line of credit with its custodian, Fifth Third Bank, which was unused at September 30, 1995. When used, borrowings under this arrangement are secured by portfolio securities and can be used only for short term needs of the Trust. No compensating balances are required and the arrangement bears an interest rate of 106% of the custodian's prime lending rate.

Fidelity Bond and Errors and Omissions insurance coverage for the Trust and its officers and trustees has been obtained through ICI Mutual Insurance Company (ICI Mutual), an industry-sponsored mutual insurance company. Included in other assets of the Trust is a deposit of $13,291 for the initial capital of ICI Mutual. The Trust is also committed to provide $39,873 should ICI Mutual experience the need for additional capital contributions.

Included in other assets is a $27,000 certificate of deposit which collateralizes a standby letter of credit in connection with the Trust's participation in ICI Mutual. This amount is not available for investment.

(4) -- CAPITAL STOCK

Transactions in capital stock were as follows:

                                                                             YEARS ENDED
                                                                            SEPTEMBER 30,
                                                                    ------------------------------
                                                                        1995             1994
                                                                    ------------     -------------
Shares sold.....................................................     154,643,119      164,947,710
Shares issued in connection with reinvestment of distributions
  to shareholders...............................................       1,916,504        1,509,540
                                                                    ------------     -------------
                                                                     156,559,623      166,457,250
Shares repurchased..............................................    (172,310,841)    (177,085,583 )
                                                                    ------------     -------------
Net decrease....................................................     (15,751,218)     (10,628,333 )
Shares outstanding:
Beginning of period.............................................      80,531,046       91,159,379
                                                                    ------------     -------------
End of period...................................................      64,779,828       80,531,046
                                                                    =============    ==============

(5) -- SUBSEQUENT EVENT

On November 13, 1995 the Board of Trustees approved an Agreement and Plan of Reorganization and Liquidation between the Trust and The Cardinal Group ("TCG"). The plan calls for the transfer of all assets and liabilities of the Trust to a series of TCG with the same basic investment objectives and restrictions. The Trustees have determined that this action is in the best interests of the shareholders of the Trust and TCG. Shareholder approval will be sought and is needed to ratify the transaction.

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FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for each share of capital stock outstanding throughout each period:

                                                                  YEARS ENDED SEPTEMBER 30,
                                              -----------------------------------------------------------------
                                                1995          1994          1993          1992          1991
                                              ---------     ---------     ---------     ---------     ---------
Net Asset Value, beginning................       $1.00         $1.00         $1.00         $1.00         $1.00
                                              ---------     ---------     ---------     ---------     ---------
Income from investment operations:
  Net investment income...................        0.03          0.02          0.02          0.03          0.04
Less distributions:
  Dividends...............................       (0.03)        (0.02)        (0.02)        (0.03)        (0.04)
                                              ---------     ---------     ---------     ---------     ---------
Net Asset Value, ending...................       $1.00         $1.00         $1.00         $1.00         $1.00
                                              ==========    ==========    ==========    ==========    ==========
Ratios/Supplemental Data:
Total return..............................        3.02%         1.78%         1.81%         2.62%         4.40%
                                              ==========    ==========    ==========    ==========    ==========
Net assets, ending (000)..................     $64,780       $80,531       $91,159       $70,054       $85,488
                                              ==========    ==========    ==========    ==========    ==========
Ratio of expenses to average net assets...        0.83%         0.76%         0.77%         0.76%         0.72%
                                              ==========    ==========    ==========    ==========    ==========
Ratio of net investment income to average
  net assets..............................        2.99%         1.78%         1.80%         2.59%         4.31%
                                              ==========    ==========    ==========    ==========    ==========

See accompanying notes to financial statements.
--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

The Shareholders and Board of Trustees
Cardinal Tax Exempt Money Trust:

We have audited the accompanying statement of assets and liabilities of Cardinal Tax Exempt Money Trust (the Trust), including the statement of investments, as of September 30, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of September 30, 1995, by confirmation with the custodian and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Cardinal Tax Exempt Money Trust as of September 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                                         KPMG Peat Marwick LLP
Columbus, Ohio
November 17, 1995

                             THE CARDINAL FUND INC.
                      CARDINAL GOVERNMENT SECURITIES TRUST
                        CARDINAL TAX EXEMPT MONEY TRUST
                      CARDINAL GOVERNMENT OBLIGATIONS FUND
                             CARDINAL BALANCED FUND
                        CARDINAL AGGRESSIVE GROWTH FUND

                    155 E. Broad St.    Columbus, Ohio 43215

            New Accounts and                                     Toll-free Lines
            General Information:                                 In Ohio 800-282-9446
            (614) 464-5511                                       Outside Ohio 800-848-7734